FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           August 12, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On August 12, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.



Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated August 12, 1999






                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: August 12, 1999     By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              (Chief Accounting Officer)


                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: August 12, 1999    By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              (Chief Accounting Officer)














               (this space intentionally left blank)

























Exhibit 99


August 12, 1999


Dear Analysts and Investors:

Attached please find the US Airways Investor Update for the month of July and the Company's Fleet Plan Forecast for fiscal year 1999.

In July, our capacity and traffic were adversely impacted by our 7.6% flight cancellation rate as compared to 1.8% for July 1998. August completion factor is also expected to lag last year's level. As discussed in our second quarter earnings conference call, we have reduced scheduled flying for the remainder of the year due to delays in aircraft returning from regularly scheduled maintenance.

As we disclosed in our second quarter Form 10-Q, we expect continuing revenue pressure for the balance of the year and negative impacts on third quarter unit revenue and unit cost.

I hope that you find the update and forecast useful in your analysis of the Company. As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures



Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.




                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                       August 1999
                                                                    Year-over-Year Percentage Change
                                                ----------------------------------------------------------------------
Selected Operating and Financial Statistics     July (Actual)      August      September       October       FY 1999
                                                ------------       ------       ------         ------         -------
Available Seat Miles - Scheduled Service
  -Domestic                                         1.0 %           3.6 %         5.6 %          7.2 %           3.6 %
  -International                                   17.9            17.3          19.6           19.3            17.5
                                                    ---            ----          ----           ----            ----
Total                                               2.8 %           5.1 %         7.1 %          8.5 %           5.1 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                        (2.2)%          (2.3)%        (4.4)%         (0.8)%          (1.0)%
  -International                                   19.0            16.0          17.3           15.6            17.1
                                                   ----            ----          ----           ----            ----
Total                                               0.2 %          (0.2)%        (1.7)%          2.5 %           1.0 %

Passenger Load Factor                              (2.0) points    (3.9) points  (5.8) points   (4.0) points    (2.8) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                             19.9 %           36.8 %        34.5 %         31.9 %          9.7 %

  -Gallons of Aviation Fuel Consumed                2.6              6.0           4.6            2.9            3.2



Fleet Additions
  -A319                                               4               2             1              3              22
  -A320                                               1               3             1              0              11
                                                     --              --            --             --              --
Total                                                 5               5             2              3              33



Fleet Retirements

  -B737-200                                           0               0             0              2               5
  -B727-200 - Shuttle*                                1               0             0              0               8
  -DC9-30                                             2               0             1              0              16
                                                     --              --            --             --              --
Total                                                 3               0             1              2              29





*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form 8-K to be filed with the Securities and Exchange Commission.

                                         US AIRWAYS FLEET PLAN

                US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                              August 1999


                                                     Number of Aircraft: 1999 Year End
                       Fleet Plan    ---------------------------------------------------------------
                         as of
Fleet Type             07/31/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total

----------             ----------    -------------    ------------------    -----    ------    -----

B767-200                  12              203              10.5               8         4        12
B757-200                  34              182               9.2              23        11        34
MD-80                     31              141              17.8              15        16        31
B737-400                  54              144              10.0              19        35        54
B737-300                  85              126              12.7              11        74        85
B737-200 - MetroJet       44              118              17.3              39         8        47
B737-200                  20              108              19.5              12         0        12
B727-200 - Shuttle*       11              163              29.6               4         0         4
DC9-30                    45              100              22.1              27         7        34
F-100                     40               97               9.1              36         4        40
A319                      15              120               0.6               0        28        28
A320                       5              142               0.5               0        11        11
                         ---              ---              ----             ---       ---       ---
Average Total Aircraft   396              131              12.5             194       198       392

Hushkit Program                            1999
as of 7/31/99          Stage 2          Compliance
------------------     -------          ----------

B737-200                  13             Stage 3
B727-200 - Shuttle*        7             Retire
DC9-30                    11             Retire





Firm Order/Options
as of 7/31/99            Firm           Reconfirmable       Options
------------------       ----           -------------       -------
A319/320                 106                 112              160
A330                       7                   7               16


*   These aircraft are operated by Shuttle, Inc., a wholly-owned subsidiary of US Airways Group, Inc.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors which could cause actual results to differ materially from the forward-looking information will be contained in a Form
8-K to be filed with the Securities Exchange Commission.
